                                                                 EXHIBIT 25

                            POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Timothy C. Coughlin and Linda A. Madrid, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents with full and several power of substitution for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements relating to Common Stock (the "Securities") of the Riggs National Corporation (the "Company") to be issued under the Riggs National Corporation 1996 Stock Option Plan, and any amendments, including pre-effective and post-effective amendments and supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, including executing and delivering all documents, instruments, agreements and regulatory or governmental filings to the Securities and Exchange Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction or any other regulatory authority in connection with the registration, offer or sale of the Securities, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that each said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney in the capacities and on the dates indicated.


NAME                            TITLE                     DATE
----                            -----                     ----



/s/ JOE L. ALLBRITTON           Chairman of the Board     October 9, 1996
____________________________    and Chief Executive
Joe L. Allbritton               Officer



/s/ ROBERT L. SLOAN             Vice Chairman of the      October 9, 1996
____________________________    Board
Robert L. Sloan



/s/ TIMOTHY C. COUGHLIN         President                 October 9, 1996
----------------------------
Timothy C. Coughlin


/s/ JOHN L. DAVIS               Chief Financial Officer   October 9, 1996
____________________________    (Principal Financial
John L. Davis                   and Accounting Officer)

NAME                            TITLE                     DATE
----                            -----                     ----


/s/ BARBARA B. ALLBRITTON       Director                  October 9, 1996
----------------------------
Barbara B. Allbritton



                                Director
----------------------------
Robert L. Allbritton



/s/ FREDERICK L. BOLLERER       Director                  October 9, 1996
----------------------------
Frederick L. Bollerer



/s/ CALVIN CAFRITZ              Director                  October 9, 1996
----------------------------
Calvin Cafritz



/s/ CHARLES A. CAMALIER         Director                  October 9, 1996
----------------------------
Charles A. Camalier, III



/s/ RONALD E. CUNEO             Director                  October 9, 1996
----------------------------
Ronald E. Cuneo



/s/ FLOYD E. DAVIS, III         Director                  October 9, 1996
----------------------------
Floyd E. Davis, III



/s/ JACQUELINE C. DUCHANGE      Director                  October 9, 1996
----------------------------
Jacqueline C. Duchange



                                Director
-------------------------
Michela A. English



/s/ JAMES E. FITZGERALD         Director                  October 9, 1996
----------------------------
James E. Fitzgerald



/s/ HEATHER S. FOLEY            Director                  October 9, 1996
----------------------------
Heather S. Foley

NAME                            TITLE                     DATE
----                            -----                     ----



/s/ DAVID J. GLADSTONE          Director                  October 9, 1996
----------------------------
David J. Gladstone



/s/ LAWRENCE I. HEBERT          Director                  October 9, 1996
----------------------------
Lawrence I. Hebert



/s/ MICHAEL J. JACKSON          Director                  October 9, 1996
----------------------------
Michael J. Jackson



/s/ TIMOTHY A. LEX              Director                  October 9, 1996
----------------------------
Timothy A. Lex



                                Director
----------------------------
Leo J. O'Donovan, S.J.



/s/ STEVEN B. PFEIFFER          Director                  October 9, 1996
----------------------------
Steven B. Pfeiffer



/s/ JOHN A. SARGENT             Director                  October 9, 1996
----------------------------
John A. Sargent



/s/ JAMES W. SYMINGTON          Director                  October 9, 1996
----------------------------
James W. Symington



/s/ JACK VALENTI                Director                  October 9, 1996
----------------------------
Jack Valenti



/s/ EDDIE N. WILLIAMS           Director                  October 9, 1996
----------------------------
Eddie N. Williams





                                       3